Exhibit 1.1

4,000,000 American Depositary Shares

CHINA DISTANCE EDUCATION HOLDINGS LIMITED

AMERICAN DEPOSITARY SHARES

EACH REPRESENTING FOUR ORDINARY SHARES

(PAR VALUE $0.0001 PER ORDINARY SHARE)

FORM OF UNDERWRITING AGREEMENT

[—], 2014

            , 2014

Morgan Stanley & Co. International plc

25 Cabot Square, Canary Wharf

London, E14 4QA

United Kingdom

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, New York 10010-3629

U.S.A.

Ladies and Gentlemen:

China Distance Education Holdings Limited, a Cayman Islands corporation (the “Company”), proposes to issue and sell to the several Underwriters named in Schedule II hereto (the “Underwriters”), and certain shareholders of the Company (the “Selling Shareholders”) named in Schedule I hereto severally but not jointly propose to sell to the several Underwriters, an aggregate of 4,000,000 American Depositary Shares (“ADSs”), each ADS representing four ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), of the Company (the “Firm Securities”), of which 1,500,000 ADSs are to be issued and sold by the Company and 2,500,000 ADSs are to be sold by the Selling Shareholders, each Selling Shareholder selling the amount set forth opposite such Selling Shareholder’s name in Schedule I-1 hereto.

The Company and certain Selling Shareholders as set out in Schedule I-2 hereto also severally but not jointly propose to issue and sell to the several Underwriters not more than an aggregate of additional 600,000 ADSs, (the “Additional Securities”), including 225,000 ADSs to be issued and sold by the Company and 375,000 ADSs to be sold by certain Selling Shareholders as set out in Schedule I-2 hereto, if and to the extent that you, as Managers of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such ADSs granted to the Underwriters in Section 2(a) hereof. The Firm Securities and the Additional Securities are hereinafter collectively referred to as the “Securities.” Unless the context otherwise requires, each reference to the Firm Securities, the Additional Securities or the Securities herein also includes the Ordinary Shares represented by such Securities. The Company and the Selling Shareholders are hereinafter sometimes collectively referred to as the “Sellers.”

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form F-3 (File No. 333-194058), including a prospectus, relating to the Securities. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement”; the prospectus in the form first used to confirm sales of the Securities (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus.” The Company has filed with the Commission a registration statement on Form F-6 (File No. 333-152345) covering the registration of the ADSs under the Securities Act. The registration statement relating to the ADSs, as amended at the time it became effective, is hereinafter referred to as the “ADS Registration Statement.” If the Company has filed an abbreviated registration statement to register additional ADSs pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. The Company has filed, in accordance with Section 12 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”), a registration statement on Form 8-A (File No. 001-34122) as amended (the “Exchange Act Registration Statement”), to register, under Section 12(b) of the Exchange Act, the Ordinary Shares and the ADSs. For purposes of this Agreement, all references to the Registration Statement, the ADS Registration Statement, the Exchange Act Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement (including any prospectus wrapper) to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system.

The ADSs to be purchased by the Underwriters will be evidenced by American Depositary Receipts (“ADRs”) to be issued pursuant to a deposit agreement dated July 29, 2008 (the “Deposit Agreement”) among the Company, Deutsche Bank Trust Company Americas (the “Depositary”) and all holders and beneficial owners of ADSs evidenced by ADRs. Each ADS represents the right to receive four Ordinary Shares deposited pursuant to the Deposit Agreement.

For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, “Time of Sale Prospectus” means the documents and pricing information set forth in Schedule III hereto, and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms “Registration Statement,” “preliminary prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein as of the date hereof. The terms “supplement,” “amendment” and “amend” as used herein with respect to the Registration Statement, the Prospectus or the Time of Sale Prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Exchange Act, that are deemed to be incorporated by reference therein.

1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

(a) Effectiveness of Registration Statements. The Registration Statement, the ADS Registration Statement and the Exchange Act Registration Statement have become effective; no stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

(b) Compliance With Registration Requirements. (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Time of Sale Prospectus or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each of the Registration Statement and the ADS Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) each of the Registration Statement, the ADS Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iv) the Time of Sale Prospectus does not, and at the time of each sale of the Securities in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 5), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (v) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vi) the Prospectus does not contain as of its date, and as of the Closing Date (as defined in Section 5 of this Agreement), as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the ADS Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information furnished to the Company in writing by the Underwriters through you expressly for use therein, it being understood that the only such information so furnished is described in Section 11 of this Agreement.

(c) Financial Statements. The financial statements included in the Registration Statement, the Prospectus and the Time of Sale Prospectus, together with the related schedules and notes, have been prepared in compliance with the requirements of the Securities Act and the Exchange Act in all material respects, and present fairly the consolidated financial position of the Company, the Subsidiaries and the Affiliated Entities (as defined below) at the dates indicated and the consolidated statements of comprehensive income, changes in equity and cash flows of the Company, the Subsidiaries and the Affiliated Entities for the periods specified; and said financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules present fairly in accordance with U.S. GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the Prospectus and the Time of Sale Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

(d) Ineligible Issuer. The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule III hereto, and electronic road shows, if any, each furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any free writing prospectus.

(e) Good Standing of the Company, Subsidiaries and Affiliated Entities. The Company does not own or control, directly or indirectly, any corporation, association or entity other than (i) China Distance Education Limited (“CDEL Hong Kong”), a limited liability company established under the laws of the Hong Kong Special Administrative Region (“Hong Kong”); (ii) Practice Enterprises Network China International Links Limited; (iii) DL Education Service, LLC; (iv) Beijing Champion Education Technology Co., Ltd.; (v) Beijing Champion Distance Education Technology Co., Ltd.; (vi) Beijing Champion Hi-Tech Co., Ltd (“Beijing Champion”); (vii) Beijing Caikaowang Company Ltd.; (viii) Beijing Champion Wangge Education Technology Co., Ltd.; (ix) Beijing Zhengbao Yucai Education Technology Co., Ltd. and (x) Beijing Haidian District Champion Training School ((i)-(v) being the “Subsidiaries” and (vi)-(x) being the “Affiliated Entities”). Each of the Company, the Subsidiaries and the Affiliated Entities has been duly incorporated and is validly existing as a corporation in good standing in or is validly existing as a limited liability company with full legal person status, as applicable, under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority and all licenses, certificates, permits and other authorizations required to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Time of Sale Prospectus, and is duly qualified to do business under the laws of each jurisdiction which requires such qualification.

(f) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(g) Authorization of Deposit Agreement. The Deposit Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; upon due issuance by the Depositary of the ADRs evidencing the Securities against the deposit of the underlying Ordinary Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus. There has been no change in the Company’s agreement with the Depositary in connection with any pre-release of the Company’s ADRs and no such change is currently contemplated.

(h) Capitalization. All the outstanding share capital of each of the Company, the Subsidiaries and the Affiliated Entities has been duly and validly authorized and issued or subscribed for and are fully paid and nonassessable; The Securities to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Securities will not be subject to any preemptive or similar rights; all outstanding share capital of each of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiary(ies) free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances; Mr. Zhengdong Zhu and Ms. Baohong Yin respectively own 71% and 29% of the equity interests in Beijing Champion free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances, except as disclosed in the Time of Sale Prospectus.

(i) Absence of Existing Defaults and Conflicts. Except as otherwise described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, neither the Company nor any of the Subsidiaries or Affiliated Entities is (A) in violation of its Organizational Documents (as defined below), (B) in default (or with the giving of notice or lapse of time would be in default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of the Subsidiaries or Affiliated Entities is a party or by which it or any of them is bound, or to which any of the property or assets of the Company or any of the Subsidiaries or Affiliated Entities is subject (collectively, “Agreements and Instruments”), (C) in violation of any applicable law, statute, regulation, rule, judgment, order, writ or decree of any government, government instrumentality or court having jurisdiction over the Company or any Subsidiaries or Affiliated Entities or any of their assets, properties or operations, or (D) in breach or in default of any of the Governmental Licenses, with respect to each of the clauses (B), (C) and (D), except for any such default, violation or breach as would not, individually or in the aggregate, have a Material Adverse Effect (as defined below). “Organizational Documents” means, with respect to any person, the memorandum of association, articles of association, articles of incorporation, certificate of incorporation, bylaws and any charter, partnership agreements, joint venture agreements or other organizational documents of such entity and any amendments thereto.

(j) Absence of Defaults and Conflicts Resulting From the Transaction. The execution, delivery and performance of this Agreement and the Deposit Agreement, and the consummation of the transactions contemplated herein or therein and in the Registration Statement (including the issuance and sale of the Securities and the Ordinary Shares represented by the Securities and the use of the proceeds from the sale of the Securities as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the heading “Use of Proceeds”) and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries or Affiliated Entities pursuant to, the Agreements and Instruments, nor will such action result in (A) any violation of the provisions of Organizational Documents of the Company or any of the Subsidiaries or Affiliated Entities, (B) a violation of any applicable law, statute, regulation, rule, judgment, order, writ or decree of any government, government instrumentality or court having jurisdiction over the Company or any of the Subsidiaries or Affiliated Entities or any of their assets, properties or operations, or (C) any breach or default of the Governmental Licenses. A “Repayment Event” means any event or condition that gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of the Subsidiaries or Affiliated Entities.

(k) No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, the Time of Sale Prospectus and the Prospectus, (A) there has been no change, nor any development or event involving a prospective change, that would, individually or in the aggregate, result in a material adverse effect in the business, properties, condition, financial or otherwise, or on the earnings or prospects of the Company, the Subsidiaries and the Affiliated Entities taken as a whole, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company, the Subsidiaries or any of the Affiliated Entities that would, singly or in the aggregate, result in a Material Adverse Effect (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its share capital, (D) there has been no material adverse change in the share capital, non-current indebtedness, combined net current assets or shareholders’ equity, combined operating profit or the total or per-share amounts of (loss) profit for the period of the Company and the Subsidiaries or Affiliated Entities, and (E) there has been no obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any of the Subsidiaries or Affiliated Entities that would, singly or in the aggregate, result in a Material Adverse Effect to the Company or any of the Subsidiaries or Affiliated Entities.

(l) Absence of Proceedings. There are no legal or governmental proceedings pending or threatened to which the Company, any of the Subsidiaries or Affiliated Entities is a party or to which any of the properties of the Company or any of the Subsidiaries or Affiliated Entities is subject (i) other than proceedings accurately described in all material respects in the Time of Sale Prospectus and proceedings that would not have a Material Adverse Effect, or a Material Adverse Effect on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by the Time of Sale Prospectus or (ii) that are required to be described in the Registration Statement or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the ADS Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement or the ADS Registration Statement that are not described or filed as required.

(m) Preliminary Prospectus. Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

(n) Investment Company Act. The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(o) Compliance With Environmental Laws. The Company, the Subsidiaries and the Affiliated Entities (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

(p) Registration Rights. There are no contracts, agreements or understandings between the Company and any person currently in effect granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Securities registered pursuant to the Registration Statement or the ADS Registration Statement.

(q) Business Practices. Neither the Company nor any of the Subsidiaries or Affiliated Entities or its or their affiliates, nor any director, officer, or employee, nor, to the Company’s knowledge, any agent or representative of the Company or of any of its Subsidiaries or Affiliated Entities or its or their affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Company, the Subsidiaries and Affiliated Entities and its or their affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.

(r) Anti-Money Laundering Laws. The operations of the Company, the Subsidiaries and Affiliated Entities are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including, to the extent applicable to the Company, those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and the Subsidiaries and Affiliated Entities conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries or Affiliated Entities with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(s) Sanctions. (A) Neither the Company nor any of the Subsidiaries or Affiliated Entities, nor any director, officer, or employee thereof, nor, to the Company’s knowledge, any agent, affiliate or representative of the Company or any of the Subsidiaries or Affiliated Entities, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is:

(i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor

(ii) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, Libya, North Korea, Sudan and Syria).

(B) The Company will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(i) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(ii) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(C) The Company and its Subsidiaries and Affiliated Entities have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(t) Payment of Taxes. The Company and each of its Subsidiaries and Affiliated Entities have filed all federal, state, local and foreign tax returns required to be filed through the date of this Agreement or have requested extensions thereof (except where the failure to file would not, individually or in the aggregate, have a Material Adverse Effect) and have paid all taxes required to be paid thereon (except for cases in which the failure to file or pay would not have a Material Adverse Effect, or, except as currently being contested in good faith and for which reserves required by U.S. GAAP have been created in the financial statements of the Company), and no tax deficiency has been determined adversely to the Company or any of its Subsidiaries or Affiliated Entities which has had (nor does the Company nor any of its Subsidiaries or Affiliated Entities have any notice or knowledge of any tax deficiency which could reasonably be expected to be determined adversely to the Company or its Subsidiaries or Affiliated Entities and which could reasonably be expected to have) a Material Adverse Effect.

(u) Accounting Controls. The Company and each of its Subsidiaries and Affiliated Entities maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement is accurate. Except as described in the Time of Sale Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(v) XBRL. The interactive data in eXtensbile Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(w) Possession of Licenses and Permits. Except as disclosed in the Time of Sale Prospectus, the Company and the Subsidiaries and Affiliated Entities possess such necessary permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate national, provincial, local or foreign regulatory agencies or bodies and have made all necessary filings required under any applicable law, regulation or rule necessary to conduct the business currently operated by them; the Company and the Subsidiaries and Affiliated Entities are in compliance with the terms and conditions of all such Governmental Licenses and all of the Governmental Licenses are valid and in full force and effect; and neither the Company nor any of the Subsidiaries or Affiliated Entities is in violation of, or in default under, or has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses; except in each case which, singly or in the aggregate, if subject of an unfavorable decision, ruling or finding, would not result in a Material Adverse Effect.

(x) SAFE Compliance. Except as disclosed in the Time of Sale Prospectus, the Company has taken all reasonable steps to comply, and to ensure compliance by each of the Company’s shareholders who became a shareholder of the Company prior to the Company’s initial public offering and is a PRC resident or PRC citizen, with any applicable rules and regulations of the State Administration of Foreign Exchange (the “SAFE Rules and Regulations”), including, without limitation, taking reasonable steps to require each of such shareholders to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

(y) Independent Accountants. Deloitte Touche Tohmatsu Certified Public Accountants LLP, who have certified the financial statements and supporting schedules filed with the Commission as part of the Registration Statement, are independent public accountants as required by the Securities Act and the applicable rules and regulations of the Commission thereunder.

(z) Listing. The ADSs are listed on the New York Stock Exchange.

(aa) Absence of Labor Disputes. No labor dispute with the employees of the Company or any of the Subsidiaries or Affiliated Entities exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees or the principal suppliers or contractors of any of the Subsidiaries or Affiliated Entities, which, in each case, would, individually or in the aggregate, result in a Material Adverse Effect.

(bb) Contractual Arrangement. The description of the corporate structure of the Company and the various contracts among the Company and certain of the Subsidiaries or Affiliated Entities or any of their respective shareholders, as the case may be, (each a “Corporate Structure Contract” and collectively the “Corporate Structure Contracts”), as set forth in the Company’s 2013 Annual Report on Form 20-F (the “Annual Report”) under the heading “Item 4. Information of the Company – C. Organizational Structure” incorporated by reference in the Registration Statement, is true and accurate in all material respects and nothing has been omitted from such description which would make it misleading in any material respect. There is no other agreement, contract or other document relating to the corporate structure of the Company and the Subsidiaries and Affiliated Entities which, to the extent material to the Company and its Subsidiaries and Affiliated Entities (taken as a whole), has not been disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, each Corporate Structure Contract is in full force and effect and none of the parties thereto is in breach or default in the performance of any of the terms or provisions of such Corporate Structure Contract. None of the parties to any of the Corporate Structure Contracts has sent or received any communication regarding termination of, or intention not to renew, any of the Corporate Structure Contracts, and no such termination or non-renewal has been threatened or is being contemplated by any of the parties thereto.

(cc) Authorization of Contractual Arrangements. Each Corporate Structure Contract has been duly authorized, executed and delivered by the parties thereto and, except as disclosed in the Time of Sale Prospectus, constitutes a valid and legally binding obligation of the parties thereto, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. Except as otherwise described in the Time of Sale Prospectus, no consent, approval, authorization, or order of, or filing or registration with, any person (including any governmental agency or body or any court) is required for the performance of the obligations under any Corporate Structure Contract by the parties thereto. There is no legal or governmental proceeding, inquiry or investigation pending against the Company, the Subsidiaries, the Affiliated Entities or shareholders of the Affiliated Entities by any PRC governmental agency or body challenging the validity of any of the Corporate Structure Contracts and, to the knowledge of the Company, the Subsidiaries and the Affiliated Entities, no such proceeding, inquiry or investigation is threatened or contemplated by any PRC governmental agency or body with respect to such corporate structure of the Company.

(dd) Absence of Defaults and Conflicts Resulting From Contractual Arrangements. Except as disclosed in the Time of Sale Prospectus, the execution, delivery and performance of each Corporate Structure Contract by the parties thereto do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries or Affiliated Entities pursuant to, the Agreements and Instruments, nor will such action result in (A) any violation of the provisions of Organizational Documents of the Company or any of the Subsidiaries or Affiliated Entities, (B) any material violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or Affiliated Entities or any of their assets, properties or operations, or (C) any material breach of default of the Governmental Licenses.

(ee) Accurate Disclosure. The statements in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the headings “Risk Factors,” “Use of Proceeds,” “Dividend Policy,” “Enforceability of Civil Liabilities,” “Description of Share Capital,” “Description of American Depositary Shares,” “Shares Eligible for Future Sale,” and “Taxation” and the statements in the Annual Report under the headings “Item 4. Information of the Company – B. Business Overview – Regulation,” “Item 6. Directors, Senior Management and Employees” and “Item 7. Major Shareholders and Related Party Transactions – B. Related Party Transactions,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings in all material respects and present the material information required to be shown.

(ff) Accuracy of Exhibits. There are no contracts or other documents of a character required to be described in the Registration Statement, the ADS Registration Statement, any Rule 462(b) Registration Statement or the statutory prospectus or required to be filed as exhibits to the Registration Statement or the ADS Registration Statement, that have not been described and filed as required.

(gg) Possession of Intellectual Property. Except as otherwise described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company, the Subsidiaries and the Affiliated Entities own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, service names, domain names, copyrights (including rights relating to software), know how (including trade secrets and other unpatented and unpatentable proprietary or confidential information, systems or procedures) and other intellectual property rights (collectively, “Intellectual Property”) described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, if any, as being owned or licensed by them or which are necessary for the conduct of their respective businesses as currently conducted, except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect.

(hh) Absence of Infringement; Compliance With License Agreements. In relation to the Intellectual Property: (A) there are no third parties who have established or, to the Company’s best knowledge, will be able to establish rights to any Intellectual Property owned by or licensed to the Company or any of the Subsidiaries or Affiliated Entities; (B) to the Company’s best knowledge, there is no infringement by third parties of any Intellectual Property owned by or licensed to the Company or any of the Subsidiaries or Affiliated Entities; (C) there is no pending or, to the Company’s best knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any Intellectual Property or the validity, enforceability or scope of any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (D) there is no pending or, to the Company’s best knowledge, threatened action, suit, proceeding or claim by others alleging that the Company or any of the Subsidiaries or Affiliated Entities infringes or otherwise violates any Intellectual Property of any other person or entity, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (E) the Company and the Subsidiaries and Affiliated Entities have complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or any of the Subsidiaries or Affiliated Entities, and all such agreements are in full force and effect; and (F) none of the technology employed by the Company or any of the Subsidiaries or Affiliated Entities has been obtained or is being used by the Company or any of the Subsidiaries or Affiliated Entities in violation of any contractual obligation binding on the Company and the Subsidiaries or Affiliated Entities to the Company’s best knowledge, or otherwise in violation of the rights of any persons; each of the foregoing, except as would not have a Material Adverse Effect.

(ii) Absence of Further Requirements. Except as disclosed in the Time of Sale Prospectus, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any person (including any court or governmental authority or agency) is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement or the Deposit Agreement, except (A) such as have been already obtained or as may be required under applicable state or federal securities laws and (B) such as have been obtained under the laws and regulations of jurisdictions outside the United States in which the Securities are offered.

(jj) Absence of Manipulation. Neither the Company nor any of the Subsidiaries or Affiliated Entities nor, to the Company’s best knowledge, any of the Company’s and the Subsidiaries’ and Affiliated Entities’ respective directors, officers, employees, representatives, agents, affiliates or controlling persons has taken, nor will take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(kk) Title to Property. All of the leases and subleases held by the Company, the Subsidiaries and the Affiliated Entities are valid, subsisting, enforceable and in full force and effect, except as would not, singly or in the aggregate, result in a Material Adverse Effect, and neither the Company nor any of the Subsidiaries or Affiliated Entities has received any written notice of any claim that has been asserted by anyone adverse to the rights of the Company or any of the Subsidiaries or Affiliated Entities under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any of the Subsidiaries or Affiliated Entities to the continued possession of the leased or subleased premises under any such lease or sublease, except as would not result in a Material Adverse Effect.

(ll) Absence of Accounting Issues. Since the end of the Company’s most recent audited fiscal year, there has been (1) no material weaknesses or significant deficiencies in the Company’s internal control over financial reporting (whether or not remediated) and (2) no adverse change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company is not reviewing or investigating, and neither the Company’s independent auditors nor its internal auditors have recommended that the Company review or investigate, (i) adding to, deleting, changing the application of, or changing the Company’s disclosure with respect to, any of the Company’s material accounting policies, (ii) any matter that could result in a restatement of the Company’s financial statements for any annual or interim period during the current or prior three fiscal years, or (iii) any significant deficiency, material weakness, change in internal controls or fraud involving management or other employees who have a significant role in internal controls.

(mm) Critical Accounting Policies. The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Registration Statement, the Time of Sale Prospectus and the Prospectus accurately and fairly describes in all material respects (A) the accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments (“Critical Accounting Policies”), (B) judgments and uncertainties affecting the application of the Critical Accounting Policies, and (C) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof; and the Company’s management have reviewed and agreed with the selection, application and disclosure of the Critical Accounting Policies as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, and have consulted with its independent accountants with regards to such disclosure.

(nn) Compliance With the Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that the Company, the Subsidiaries and the Affiliated Entities and their respective officers and directors, in their capacities as such, are in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations promulgated thereunder.

(oo) F-3 Eligibility. The Company is eligible for filing a registration statement on Form F-3.

(pp) Insurance. The Company, the Subsidiaries and the Affiliated Entities carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as it generally believes to be maintained by companies of established repute engaged in the same or similar business in the PRC, and all such insurance is in full force and effect. The Company has no reason to believe that it or any of the Subsidiaries or Affiliated Entities will not be able (A) to renew its existing insurance coverage as and when such policies expire, or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect.

(qq) Statistical and Market-Related Data. Any statistical and market-related data included in the Registration Statement, the Time of Sale Prospectus and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and, except to the extent that a written consent for the use of data released by the relevant PRC government authority or other source of data is not required under PRC or other applicable law, the Company has obtained the required written consent to the use of such data from such sources and such consent has not been revoked.

(rr) Forward-Looking Statements. Each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus has been made or reaffirmed with a reasonable basis and in good faith.

(ss) Dividend Payment. Except as disclosed in the Time of Sale Prospectus, no Subsidiary or Affiliated Entity is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary or Affiliated Entity’s share capital or equity interest, or from repaying to the Company any loans or advances to such Subsidiary or Affiliated Entity from the Company.

(tt) Payments in Foreign Currency. Under current laws and regulations of the Cayman Islands, all dividends and other distributions declared and payable on the Securities and the underlying Ordinary Shares may be paid by the Company to the holder thereof in United States dollars and freely transferred out of the Cayman Islands and all such payments made to holders thereof or therein who are non-residents of the Cayman Islands will not be subject to income, withholding or other taxes under laws and regulations of the Cayman Islands and will otherwise be free and clear of any other tax, duty, withholding or deduction in the Cayman Islands and without the necessity of obtaining any governmental authorization in the Cayman Islands.

(uu) No Finder’s Fee. Except pursuant to this Agreement, neither the Company nor any of the Subsidiaries or Affiliated Entities has incurred any liability for any brokerage commission, finder’s fee or other like payment in connection with the execution and delivery of this Agreement or the consummation of the transaction contemplated hereby or by the Registration Statement.

(vv) Related Party Transactions. During the past three years, there have been no material relationships or transactions between the Company or any of the Subsidiaries or Affiliated Entities on one hand and their respective 10% or greater shareholders, affiliates, directors or officers, or any affiliates or members of the immediate families of such persons, on the other hand, required to be described in the Time of Sale Prospectus that are not so disclosed.

(ww) Passive Foreign Investment Company. The Company does not expect to be a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297(a) of the United States Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder for the taxable year ending December 31, 2014, and has no plan or intention to conduct its business in a manner that would be reasonably expected to result in the Company becoming a PFIC in the future under current laws and regulations.

(xx) Foreign Private Issuer. The Company is a “foreign private issuer” within the meaning of Rule 405 under the Securities Act.

(yy) No Transaction or Other Taxes. Except as disclosed in the Time of Sale Prospectus, no transaction, stamp, capital or other issuance, registration, transaction, transfer or withholding taxes or duties are payable in PRC, Hong Kong and the Cayman Islands by or on behalf of the Underwriters to any PRC, Hong Kong or Cayman Islands taxing authority in connection with (A) the issuance, sale and delivery of the Ordinary Shares represented by the Securities by the Company, the sale and delivery of the Ordinary Shares represented by the Securities by the Selling Shareholder, the issuance of the Securities by the Depositary, and the delivery of the Securities to or for the account of the Underwriters, (B) the purchase from the Company and the Selling Shareholder and the initial sale and delivery by the Underwriters of the Securities to purchasers thereof, (C) the deposit of the Ordinary Shares with the Depositary and the Custodian (as defined in the Deposit Agreement) and the issuance and delivery of the ADRs evidencing the Securities or (D) the execution and delivery of this Agreement or the Deposit Agreement.

(zz) Validity of Choice of Law. The choices of the law of the State of New York as the governing law of this Agreement and the Deposit Agreement are valid choices of law under the laws of the Cayman Islands, Hong Kong and PRC and will be honored by courts in the Cayman Islands, Hong Kong and PRC, subject to compliance with relevant civil procedural requirements. The Company has the power to submit, and pursuant to Section 17 of this Agreement and Section 7.6 of the Deposit Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each United States federal court and New York state court located in the Borough of Manhattan, in The City of New York, New York, United States (each, a “New York Court”), and the Company has the power to designate, appoint and authorize, and pursuant to Section 17 of this Agreement and Section 7.6 of the Deposit Agreement, has legally, validly, effectively and irrevocably designated, appointed an authorized agent for service of process in any action arising out of or relating to this Agreement, the Deposit Agreement or the Securities in any New York Court, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 17 of this Agreement and Section 7.6 of the Deposit Agreement.

(aaa) No Immunity. Neither the Company nor any of the Subsidiaries or Affiliated Entities nor any of their respective properties, assets or revenues has any right of immunity under Cayman Islands, Hong Kong, PRC, New York or United States federal law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Cayman Islands, Hong Kong, PRC, New York or United States federal court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement, the Deposit Agreement or the Securities; and, to the extent that the Company, or any of the Subsidiaries or Affiliated Entities or any of their respective properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, each of the Company and the Subsidiaries and Affiliated Entities waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 17 of this Agreement and Section 7.6 of the Deposit Agreement.

(bbb) Judgment Currency. Any final and in personam judgment for a fixed sum of money (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) rendered by a New York Court in respect of any suit, action or proceeding against the Company based upon this Agreement or the Deposit Agreement would be recognized and enforced against the Company by Cayman Islands courts; provided that (A) such New York Court had proper jurisdiction over the parties subject to such judgment; (B) such New York Court did not contravene the rules of natural justice of the Cayman Islands; (C) such judgment was not obtained by fraud; (D) the enforcement of the judgment would not be contrary to the public policy of the Cayman Islands; (E) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of the Cayman Islands; and (F) there is due compliance with the correct procedures under the laws of the Cayman Islands.

(ccc) No Unapproved Marketing Documents. The Company has not distributed and, prior to any Closing Date or Option Closing Date and the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than any preliminary prospectus, the Prospectus and any Issuer Free Writing Prospectus to which the Managers have consented in accordance with this Agreement.

(ddd) Employee Benefits. Except as disclosed in the Time of Sale Prospectus, the Company and the Subsidiaries and Affiliated Entities have no obligation to provide retirement, death or disability benefits to any of the present or past employees of the Company or any of the Subsidiaries or Affiliated Entities, or to any other person; and the Company and the Subsidiaries and Affiliated Entities are in compliance with all applicable laws relating to employee benefits, except non-compliance that would have a Material Adverse Effect.

(eee) No Broker-Dealer Affiliation. There are no affiliations or associations between any member of the Financial Industry Regulatory Authority, Inc. (the “FINRA”) and the Company or any of the officers or directors of the Company or the Subsidiaries or Affiliated Entities, or holders of 5% or greater of the securities of the Company.

(fff) No Additional Sale of Securities. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company has not sold, issued or distributed any shares during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A, Regulation D or Regulation S promulgated under the Securities Act.

(ggg) Lock-Up Agreement. Each entity or person whose name is set forth on Schedule IV hereto has furnished to you, prior to the date of this Agreement, a letter or letters, substantially in the form of Exhibit A hereto.

2. Representations and Warranties of the Selling Shareholders . Each Selling Shareholder, severally but not jointly, represents and warrants to and agrees with each of the Underwriters, with respect to itself only, that:

(a) Organization and Valid Existence. Such Selling Shareholder (if such Selling Shareholder is a corporation) has been duly organized and is validly existing as a company in its jurisdiction of formation.

(b) Ancillary Agreements. The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement, the Custody Agreement signed by such Selling Shareholder and the Company, as Custodian, relating to the deposit of the Securities to be sold by such Selling Shareholder (the “Custody Agreement”) and the Power of Attorney appointing certain individuals as such Selling Shareholder’s attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the “Power of Attorney”) will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of such Selling Shareholder (if such Selling Shareholder is a corporation), or any agreement or other instrument binding upon such Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

(c) Authorization of Agreements. Such Selling Shareholder has full right, power and authority to execute and deliver this Agreement, and to perform its obligations under this Agreement. This Agreement has been duly authorized, executed and delivered by such Selling Shareholder. The Custody Agreement and the Power of Attorney have been duly authorized, executed and delivered by such Selling Shareholder and are valid and binding agreements of such Selling Shareholder.

(d) Valid Title. Such Selling Shareholder has, and on the Closing Date will have, valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, the Ordinary Shares underlying the Securities to be sold by such Selling Shareholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Securities to be sold by such Selling Shareholder or a security entitlement in respect of such Securities.

(e) Security Interests. Upon payment for the Securities to be sold by such Selling Shareholder pursuant to this Agreement, delivery of such Securities, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”), registration of such Securities in the name of Cede or such other nominee and the crediting of such Securities on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the “UCC”)) to such Securities), (A) DTC shall be a “protected purchaser” of such Securities within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Securities and (C) no action based on any “adverse claim”, within the meaning of Section 8-102 of the UCC, to such Securities may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, such Selling Shareholder may assume that when such payment, delivery and crediting occur, (x) such Securities will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

(f) Information Regarding Company. Such Selling Shareholder has no reason to believe that the representations and warranties of the Company contained in Section 1 are not true and correct in any material respect, is familiar with the Registration Statement, the Time of Sale Prospectus and the Prospectus and has no knowledge of any material fact, condition or information not disclosed in the Time of Sale Prospectus or the Prospectus that has had, or may have, a material adverse effect on the Company and its subsidiaries, taken as a whole. Such Selling Shareholder is not prompted by any information concerning the Company or its subsidiaries which is not set forth in the Time of Sale Prospectus to sell its Securities pursuant to this Agreement.

(g) Accurate Disclosure. (i) the Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Time of Sale Prospectus does not, and at the time of each sale of the Securities in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 5), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties set forth in this subsection (g) are limited in all respects to statements or omissions made in reliance upon information relating to such Selling Shareholder furnished to the Company by such Selling Shareholder expressly for use in the Time of Sale Prospectus, the Prospectus or the Registration Statement; it being understood and agreed that such information furnished by a Selling Shareholder consists only of (A) the legal name, address and the number of Ordinary Shares owned by such Selling Shareholder and (B) the other information (excluding percentages) with respect to such Selling Shareholder which appear in the table (and corresponding footnotes) under the caption “Selling Shareholders” in the Registration Statement, the Prospectus and the Time of Sale Prospectus.

(h) Absence of Existing Defaults and Conflicts Resulting From the Transaction. The execution and delivery of this Agreement and the sale and delivery of the Securities to be sold by such Selling Shareholder and the consummation of the transactions contemplated herein and compliance by such Selling Shareholder with its obligations hereunder do not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by such Selling Shareholder or any property or assets of such Selling Shareholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound, or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of Organizational Documents of such Selling Shareholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court having jurisdiction over such Selling Shareholder or any of its properties.

(i) Ordinary Shares Freely Depositable. The Ordinary Shares represented by the Securities to be sold by such Selling Shareholder may be freely deposited by such Selling Shareholder with the Depositary or with the Custodian (as defined in the Deposit Agreement) as agent for the Depositary in accordance with the Deposit Agreement against the issuance of ADRs evidencing the Securities representing such Ordinary Shares so deposited by such Selling Shareholder.

(j) Absence of Manipulation. Such Selling Shareholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(k) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any person (including any court or governmental authority or agency) is necessary or required for the performance by such Selling Shareholder of its obligations in connection with the sale and delivery of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under state securities laws.

(l) No Association With the FINRA. Neither such Selling Shareholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or is a person associated with, any member firm of the FINRA.

(m) No Conflicting Obligations. The Securities to be sold by such Selling Shareholder hereunder are subject to the interest of the Underwriters, and the obligations of such Selling Shareholder hereunder shall not be terminated by any act of such Selling Shareholder, by operation of law or the occurrence of any other event.

(n) No Finder’s Fee. There are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against such Selling Shareholder or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the execution and delivery of this Agreement or the consummation of the transaction contemplated hereby or by the Registration Statement.

(o) No Stamp or Transaction Taxes. No transaction, stamp, capital or other issuance, registration, transaction, transfer or withholding taxes or duties are payable by or on behalf of the Underwriters in connection with (A) the sale and delivery of the Ordinary Shares represented by the Securities by such Selling Shareholder, the issuance of the Securities by the Depositary, and the delivery of the Securities to or for the account of the Underwriters, (B) the purchase from such Selling Shareholder and the initial sale and delivery by the Underwriters of the Securities to purchasers thereof, (C) the deposit by such Selling Shareholder of the Ordinary Shares with the Depositary and the Custodian (as defined in the Deposit Agreement) and the issuance and delivery of the ADRs evidencing the Securities, or (D) the execution and delivery of this Agreement; provided that this Agreement is executed outside of and not brought into the Cayman Islands.

(p) No Other Marketing Documents. Such Selling Shareholder has not distributed and will not distribute, prior to the any Closing Date or Option Closing Date and the completion of the Underwriters’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities by the Selling Shareholder, including any free writing prospectus.

(q) No Registration Rights. Such Selling Shareholder does not have, or has waived prior to the date hereof, any registration rights or other similar rights to have any securities registered for sale by the Company under the Registration Statement or included in this offering.

(r) No Pre-emptive Rights. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, such Selling Shareholder does not have, or has waived prior to the date hereof, any preemptive right, right of first refusal or other similar right to purchase any of the Securities that are to be sold by the Company or any other Selling Shareholder to the Underwriters pursuant to this Agreement; and such Selling Shareholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital shares, right, warrants, options or other securities from the Company, except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(s) Sanctions. None of such Selling Shareholder, any of its directors, officers, employees, nor, to its best knowledge, representatives or agents has conducted or entered into a contract to conduct any transaction with the governments or any of sub-division thereof, agents or representatives, residents of, or any entity based or resident in the countries that are currently, or at the time such transaction was conducted or such contract entered into were, the subject of any Sanctions; and such Selling Shareholder has not financed the activities of any person currently the subject of any Sanctions. Such Selling Shareholder will not directly or indirectly use the proceeds from the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person currently the subject of any Sanctions. Such Selling Shareholder represents that neither it nor any of its subsidiaries nor any of its respective directors, officers, employees, representatives or agents is a Person that is, or is owned or controlled by a Person that is (A) the subject of any Sanctions or (B) located, organized or resident in a country or territory that is the subject of any Sanctions.

(t) Anti-Money Laundering Laws. None of such Selling Shareholder, any of its directors, officers, employees, nor, to its best knowledge, representatives or agents, has violated, and each Selling Shareholder’s participation in the offering will not violate, any Anti-Money Laundering Laws. Each Selling Shareholder has instituted and maintains policies and procedures designed to ensure continued compliance with all applicable Anti-Money Laundering Laws.

(u) Additional Representation. Each of Mr. Zhengdong Zhu and Champion Shine Trading Limited further represents and warrants to and agrees with each underwriters that (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Time of Sale Prospectus or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iv) the Time of Sale Prospectus does not, and at the time of each sale of the Securities in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 5), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (v) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vi) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph 2(g) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information furnished to the Company in writing by such Underwriter through you expressly for use therein.

3. Agreements to Sell and Purchase. Each Seller, severally and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from such Seller at $            per ADS (the “Purchase Price”) the number of Firm Securities (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the number of Firm Securities to be sold by such Seller as the number of Firm Securities set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Securities.

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company and certain Selling Shareholders as set out in Schedule I-2 hereto agree, severally and not jointly, to sell to the Underwriters the Additional Securities, and the Underwriters shall have the right to purchase, severally and not jointly, up to 600,000 Additional Securities at the Purchase Price, provided, however, that the amount paid by the Underwriters for any Additional Securities shall be reduced by an amount per share equal to any dividends declared by the Company and payable on the Firm Securities but not payable on such Additional Securities. You may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Securities to be purchased by the Underwriters and the date on which such Securities are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Securities nor later than ten business days after the date of such notice. Additional Securities may be purchased as provided in Section 5 hereof solely for the purpose of covering sales of Securities in excess of the number of the Firm Securities. On each day, if any, that Additional Securities are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Securities (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Securities to be purchased on such Option Closing Date as the number of Firm Securities set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Securities.

Each Seller hereby agrees that, without the prior written consent of Morgan Stanley & Co. International plc and Credit Suisse Securities (USA) LLC on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus (the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any ADSs or Ordinary Shares beneficially owned (as such term is used in Rule 13d-3 of the Exchange Act or any other securities so owned convertible into or exercisable or exchangeable for ADSs or Ordinary Shares; or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the ADSs or Ordinary Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of ADSs or Ordinary Shares or such other securities, in cash or otherwise; or (3) file any registration statement with the Commission relating to the offering of any ADSs or Ordinary Shares or any securities convertible into or exercisable or exchangeable for ADSs or Ordinary Shares.

The restrictions contained in the preceding paragraph shall not apply to (a) the Securities to be sold hereunder, (b) the issuance by the Company of ADSs or Ordinary Shares upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing, (c) the grant by the Company of options under its existing stock option plans or (d) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of ADSs or Ordinary Shares, provided that (i) such plan does not provide for the transfer of ADSs or Ordinary Shares during the Restricted Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the Selling Shareholder or the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of ADSs or Ordinary Shares may be made under such plan during the Restricted Period. Each Selling Shareholder consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of any ADSs or Ordinary Shares held by such Selling Shareholder except in compliance with the foregoing restrictions.

4. Terms of Public Offering. The Sellers are advised by you that the Underwriters propose to make a public offering of their respective portions of the Securities as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Sellers are further advised by you that the Securities are to be offered to the public initially at $            per ADS (the “Public Offering Price”) and to certain dealers selected by you at a price that represents a concession not in excess of $            per ADS under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $            per ADS, to any Underwriter or to certain other dealers.

5. Payment and Delivery. Payment for the Firm Securities to be sold by each Seller shall be made to such Seller in Federal or other funds immediately available in New York City against delivery of such Firm Securities for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on [—], 2014, or at such other time on the same or such other date, not later than [—], 2014, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Securities shall be made to the Company and the Selling Shareholders in Federal or other funds immediately available in New York City against delivery of such Additional Securities for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 2(a) or at such other time on the same or on such other date, in any event not later than [—], 2014, as shall be designated in writing by you.

The Firm Securities and Additional Securities shall be registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Securities and Additional Securities shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters. The Purchase Price payable by the Underwriters shall be reduced by (i) any transfer taxes paid by, or on behalf of, the Underwriters in connection with the transfer of the Securities to the Underwriters duly paid (if any) and (ii) any withholding required by law (if any).

6. Conditions to the Underwriters’ Obligations. The obligations of the Sellers to sell the Securities to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Securities on the Closing Date are subject to the condition that the Registration Statement and the ADS Registration Statement shall have become effective not later than 4:30 p.m. (New York City time) on the date hereof.

The several obligations of the Underwriters are subject to the following further conditions:

(a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act; and

(ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company, the Subsidiaries and the Affiliated Entities, taken as a whole, from that set forth in the Time of Sale Prospectus that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 6(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c) The Underwriters shall have received a certificate of the Selling Shareholders, dated the Closing Date and signed by the Selling Shareholders’ attorney-in-fact, to the effect that the representations and warranties of the Selling Shareholders contained in this Agreement are true and correct as of the Closing Date and that the Selling Shareholders have complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

(d) The Underwriters shall have received a certificate of the Depositary, dated the Closing Date and signed by an authorized officer of the Depositary, in form and substance reasonably satisfactory to you.

(e) The Underwriters shall have received on the Closing Date an opinion of O’Melveny & Myers LLP, U.S. counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit B-1.

(f) The Underwriters shall have received on the Closing Date an opinion of Conyers, Dill & Pearman, Cayman Islands counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit B-2.

(g) The Company shall have received on the Closing Date an opinion of Jingtian & Gongcheng, PRC counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit B-3. The Underwriters shall have received on the Closing Date a certificate from the Company signed by one of its officers, dated the Closing Date, together with such signed opinion, or reproduced copy of such signed opinion, in form and substance satisfactory to you, to the effect that a true and complete copy of such opinion is attached as an exhibit to such certificate and that such opinion has not been amended or withdrawn.

(h) The Underwriters shall have received on the Closing Date an opinion of O’Melveny & Myers, LLP , Hong Kong counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit B-4.

(i) The Underwriters shall have received on the Closing Date an opinion of O’Melveny & Myers, LLP, U.S. counsel for the Selling Shareholders, dated the Closing Date, to the effect set forth in Exhibit C-1.

(j) The Underwriters shall have received on the Closing Date an opinion of Conyers,Dill & Pearman, British Virgin Islands counsel for the Selling Shareholders, dated the Closing Date, to the effect set forth in Exhibit C-2.

(k) The Underwriters shall have received on the Closing Date an opinion of White & Case LLP, counsel to the Depositary, dated the Closing Date, to the effect set forth in Exhibit D.

(l) The Underwriters shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel for the Underwriters, dated the Closing Date, in form and substance reasonably satisfactory to you.

(m) The Underwriters shall have received on the Closing Date an opinion of Jun He Law Offices, PRC counsel for the Underwriters, dated the Closing Date, in form and substance reasonably satisfactory to you.

(n) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Deloitte Touche Tohmatsu, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than three days prior to the Closing Date.

(o) The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between you and each party whose name is set forth in Schedule IV relating to sales and certain other dispositions of ADSs or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

(p) On the Closing Date, the Securities shall have been approved for listing on the NYSE, subject only to official notice of issuance.

(q) The FINRA has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

The several obligations of the Underwriters to purchase Additional Securities hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents, certificates, opinions and letters as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Securities to be sold on such Option Closing Date and other matters related to the issuance of such Additional Securities.

7. Covenants of the Company. The Company covenants with each Underwriter as follows:

(a) To furnish to you, without charge, 5 signed copies of the Registration Statement and the ADS Registration Statement (including exhibits thereto and documents incorporated by reference) and for delivery to each other Underwriter a conformed copy of the Registration Statement and the ADS Registration Statement (without exhibits thereto but including documents incorporated by reference) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(e) or 7(f) below, as many copies of the Time of Sale Prospectus, the Prospectus, any documents incorporated therein by reference and any supplements and amendments thereto or to the Registration Statement or the ADS Registration Statement as you may reasonably request.

(b) Before amending or supplementing the Registration Statement, the ADS Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c) To furnish to you a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which you reasonably object.

(d) Without the prior written consent of the Managers, not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(e) If the Time of Sale Prospectus is being used to solicit offers to buy the Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(f) If, during such period after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(g) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

(h) To make generally available to the Company’s security holders and to you as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

8. Covenants of the Sellers. Each Seller, severally and not jointly, covenants with each Underwriter as follows:

(a) Each Seller will deliver to each Underwriter (or its agent), prior to or at the Closing Date, a properly completed and executed Internal Revenue Service (“IRS”) Form W-9 or an IRS Form W-8, as appropriate, together with all required attachments to such form.

9. Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Sellers agree to pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel, the Company’s accountants and counsel for the Selling Shareholders in connection with the registration and delivery of the Securities under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, the ADS Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by or referred to by the Company and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 7(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Securities by the Financial Industry Regulatory Authority, (v) all costs and expenses incident to listing the Securities on the New York Stock Exchange, (vi) the cost of printing certificates representing the Securities, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show (if any), (ix) the document production charges and expenses associated with printing this Agreement and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 11 entitled “Indemnity and Contribution”, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

The provisions of this Section shall not supersede or otherwise affect any agreement that the Sellers may otherwise have for the allocation of such expenses among themselves.

10. Covenants of the Underwriters. Each Underwriter severally covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

11. Indemnity and Contribution. (a) The Company, Mr. Zhengdong Zhu and Champion Shine Trading Limited, (collectively referred to as the “CEO Entities”), jointly and severally, agree to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the ADS Registration Statement (or any amendment thereof), any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any “road show” as defined in Rule 433(h) under the Securities Act (a “road show”), or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished to the Company in writing by the Underwriters through you expressly for use therein. The liability of CEO Entities under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the aggregate Public Offering Price of the Securities sold by the CEO Entities under this Agreement less any underwriting commissions and discounts paid to the Underwriters.

(b) Each Selling Shareholder (other than the CEO Entities) agrees, severally and not jointly, to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any road show or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus, road show or the Prospectus or any amendment or supplement thereto; provided, however, that each Selling Shareholder shall be liable only to the extent of the aggregate proceeds received, after underwriting commissions and discounts but before expenses, by such Selling Shareholder from the sale of such Selling Shareholder’s Securities.

(c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any road show, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information furnished to the Company in writing by the Underwriters through you expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus, road show or the Prospectus or any amendment or supplement thereto. The parties hereto understand and agree that the only such information concerning such Underwriter furnished by any Underwriter consists of the following information in the Time of Sale Prospectus and the Prospectus furnished on behalf of each Underwriter: the names set forth in the table of the Underwriters under the heading “Underwriting”, the last sentence in the second paragraph under the heading “Underwriting” (only in respect of Morgan Stanley), the information contained in the first sentence of the third paragraph under the heading “Underwriting” discussing dealers’ concession, the information contained in the fifteenth paragraph under the heading “Underwriting” discussing possible stabilization measures and the addresses of the Managers appearing in the eighteenth paragraph under the heading “Underwriting”.

(d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 11(a), 11(b) or 11(c), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Shareholders and all persons, if any, who control any Selling Shareholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. International plc and Credit Suisse Securities (USA) LLC. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholders and such control persons of any Selling Shareholders, such firm shall be designated in writing by the persons named as attorneys-in-fact for the Selling Shareholders under the Powers of Attorney. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(e) To the extent the indemnification provided for in Section 11(a), 11(b) or 11(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 11(e) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 11(e) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (after underwriting commissions and discounts but before deducting expenses) received by each Seller and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Securities. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 11(d) are several in proportion to the respective number of Securities they have purchased hereunder, and not joint. The liability of each Selling Shareholder under the contribution agreement contained in this paragraph shall be limited to an amount equal to the aggregate Public Offering Price of the Securities sold by such Selling Shareholder under this Agreement.

(f) The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 11(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 11(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 11, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 11 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(g) The indemnity and contribution provisions contained in this Section 11 and the representations, warranties and other statements of the Company and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, any Selling Shareholder or any person controlling any Selling Shareholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

12. Termination. The Underwriters may terminate this Agreement by notice given by you to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange or the NASDAQ Global Market, (ii) trading of any securities of the Company shall have been suspended on the New York Stock Exchange, (iii) a material disruption in securities settlement, payment or clearance services in the United States, PRC, Hong Kong or Cayman Islands shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State, PRC, Hong Kong or Cayman Islands authorities or (v) there shall have occurred any material adverse change in the financial markets in the United States, PRC, Hong Kong, the Cayman Islands or the international financial markets, any outbreak or escalation of hostilities, or any change in financial markets, currency exchange rates or controls or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

13. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Securities set forth opposite their respective names in Schedule II bears to the aggregate number of Firm Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 13 by an amount in excess of one-ninth of such number of Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Securities and the aggregate number of Firm Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Securities to be purchased on such date, and arrangements satisfactory to you, the Company and the Selling Shareholders for the purchase of such Firm Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders. In any such case, either you or the relevant Sellers shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Securities and the aggregate number of Additional Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Securities to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Securities to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Securities that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

14. Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Securities, represents the entire agreement between the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other, with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering and the purchase and sale of the Securities.

(b) The Company acknowledges that in connection with the offering of the Securities: (i) the Underwriters have acted at arm’s length, are not agents of, and owe no fiduciary duties to, the Company or any other person, (ii) the Underwriters owe the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

15. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

16. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

17. Submission to Jurisdiction. The Company and the Selling Shareholder hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company and each Selling Shareholder irrevocably and unconditionally waives any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in Federal and state courts in the Borough of Manhattan in The City of New York and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum. The Company and each Selling Shareholder irrevocably appoints CT Corporation System., currently of 111 8th Avenue #13, New York, New York 10017, as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company or Selling Shareholder by the person serving the same to the address provided in Section 21 hereof, shall be deemed in every respect effective service of process upon the Company or such Selling Shareholder in any such suit or proceeding. The Company and the Selling Shareholder further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

18. Judgment Currency. The obligations of the Company and the Selling Shareholders pursuant to this Agreement in respect of any sum due to any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Underwriter hereunder, the Company and the Selling Shareholders agree, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss.

19. Time. Time shall be of the essence of this Agreement. Except as otherwise set forth herein, specified times of day refer to New York City Time.

20. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

21. Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to you at Morgan Stanley & Co. International plc, 46/F, International Commerce Center, 1 Austin Road West, Kowloon, Hong Kong, Attention: Head of Global Capital Markets, Asia, Fax: +(852) 2848 5653, with a copy to the Legal Department; Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, New York 10010-3629 U.S.A., Attention: General Counsel; and if to the Company or any Selling Shareholder shall be delivered, mailed or sent to 18th Floor, Xueyuan International Tower, 1 Zhichun Road, Haidian District, Beijing 100083, People’s Republic of China.

Very truly yours, China Distance Education Holdings Limited

By:
Name:
Title:

The Selling Shareholders named in Schedule I hereto, acting severally

By:
Attorney-in Fact

Accepted as of the date hereof

Morgan Stanley & Co. International plc

Credit Suisse Securities (USA) LLC

Acting severally on behalf of themselves and the several Underwriters named in Schedule II hereto

By:	Morgan Stanley & Co. International plc

By:
Name:
Title:

By:	Credit Suisse Securities (USA) LLC

By:
Name:
Title:

SCHEDULE I

Selling Shareholder	Number of Firm Securities To Be Sold	Maximum Number of Additional Securities To Be Sold
Champion Shine Trading Limited	2,000,000	275,000
Jetlong Investments Limited	250,000	—
Renwen Holdings Limited	150,000	—
Brilliant State Holdings Limited	100,000	—
Easerich Group Limited	—	100,000

Total:	2,500,000	375,000

SCH-1-1

SCHEDULE II

Underwriter	Number of Firm Securities To Be Purchased
Morgan Stanley & Co. International plc
Credit Suisse Securities (USA) LLC
Oppenheimer & Co. Inc.
Piper Jaffray & Co.

Total:	4,000,000

SCH-2-1

SCHEDULE III

Time of Sale Prospectus

1.	Preliminary Prospectus issued February 28, 2014

2.	[—]

SCH-3-1

SCHEDULE IV

Parties Subject to Lock-up

SCH-4-1

EXHIBIT A

FORM OF LOCK-UP LETTER

            , 2014

Morgan Stanley & Co. International plc

25 Cabot Square, Canary Wharf

London, E14 4QA

United Kingdom

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, New York 10010-3629

U.S.A.

Ladies and Gentlemen:

The undersigned understands that Morgan Stanley & Co. International plc (“Morgan Stanley”) and Credit Suisse Securities (USA) LLC (“Credit Suisse”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with China Distance Education Holdings Limited, a Cayman Islands corporation (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters, including Morgan Stanley and Credit Suisse (the “Underwriters”), of 4,000,000 American Depositary Shares (the “ADSs”), each representing four ordinary shares (par value $0.0001 per share) of the Company (the “Ordinary Shares”), plus an aggregate of up to 600,000 additional ADSs, at the option of the Underwriters.

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley and Credit Suisse on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus (the “Restricted Period”) relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any ADSs or Ordinary Shares beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by the undersigned or any other securities so owned convertible into or exercisable or exchangeable for ADSs or Ordinary Shares or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the ADSs or Ordinary Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of ADSs or Ordinary Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) transfers of shares of ADSs or Ordinary Shares or any security convertible into ADSs or Ordinary Shares as a bona fide gift, or (b) distributions of ADSs or Ordinary Shares or any security convertible into ADSs or Ordinary Shares to limited partners or stockholders of the undersigned; provided that in the case of any transfer or distribution pursuant to clause (a) or (b), (i) each donee or distributee shall sign and deliver a lock-up letter substantially in the form of this letter and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of ADSs or Ordinary Shares, shall be required or shall be voluntarily made during the Restricted Period, or (c) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of ADSs or Ordinary Shares, provided that (i) such plan does not provide for the transfer of ADSs or Ordinary Shares during the Restricted Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of ADSs or Ordinary Shares may be made under such plan during the Restricted Period. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley and Credit Suisse on behalf of the Underwriters, it will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration of any ADSs or Ordinary Shares or any security convertible into or exercisable or exchangeable for ADSs or Ordinary Shares. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of ADSs or Ordinary Shares except in compliance with the foregoing restrictions.

The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

This agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

(Name)

(Address)

Exh-A-1

EXHIBIT B-1

FORM OF OPINION OF U.S. COUNSEL TO THE COMPANY

Exh-B-1-1

EXHIBIT B-2

FORM OF OPINION OF CAYMAN ISLANDS COUNSEL TO THE COMPANY

Exh-B-2-1

EXHIBIT B-3

FORM OF OPINION OF PRC COUNSEL TO THE COMPANY

Exh-B-3-1

EXHIBIT B-4

FORM OF OPINION OF HONG KONG COUNSEL TO THE COMPANY

Exh-B-4-1

EXHIBIT C-1

FORM OF OPINION OF U.S. COUNSEL TO THE SELLING SHAREHOLDERS

Exh-C-1-1

EXHIBIT C-2

FORM OF OPINION OF BRITISH VIRGIN ISLANDS COUNSEL TO THE SELLING SHAREHOLDERS

Exh-C-2-1

EXHIBIT D

FORM OF OPINION OF DEPOSITARY’S COUNSEL

Exh-D-1